UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. )

Filed by Registrant	✓

Filed by Party other than Registrant

Check the appropriate box:

✓	Preliminary Proxy Statement	Confidential, for Use of the Commission
Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement	Definitive Additional Materials

Soliciting Materials Pursuant to §240.14a-12

MEDICAL CONNECTIONS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

✓	No fee required.

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
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	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

Fee paid previously with preliminary materials.

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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	(2)	Form, Schedule or Registration Statement No.:
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	(4)	Date Filed:

MEDICAL CONNECTIONS HOLDINGS, INC.

2300 Glades Road Suite 202 E

Boca Raton, Florida 33431

(561)353-1110

Notice of Annual Meeting of Stockholders

__________ __, 2008

The annual meeting of stockholders of Medical Connections Holdings, Inc. a Florida corporation will be held on _____________ at ____________________________:

In addition to the formal items of business, I will be available at the meeting to answer your questions. This booklet includes the notice of annual meeting and the proxy statement. The proxy statement describes the business that we will conduct at the meeting, and provides information about our company. We urge you to read this information carefully and in its entirety.

Please note that only shareholders of record at the close of business on _________ __, 2008 may vote at the meeting. Your vote is important. Whether or not you plan to attend the annual meeting, please complete, date, sign and return the enclosed proxy card promptly. If you attend the meeting and prefer to vote in person, you may do so.

We look forward to seeing you at the meeting.

Very truly yours,

Joseph Azzata
Chief Executive Officer

MEDICAL CONNECTIONS HOLDINGS, INC.

2300 Glades Road Suite 202 E

Boca Raton, Florida 33431

(561)353-1110

Notice of Annual Meeting of Stockholders

To:  The shareholders of MEDICAL CONNECTIONS HOLDINGS, INC.

NOTICE IS HEREBY GIVEN that the  annual meeting of shareholders of MEDICAL CONNECTIONS HOLDINGS, INC. will be held on ________ __, 2008 at 10:00 a.m. local time at _______ for the following purposes, as further described in the accompanying proxy statement:

1.

Elect directors, each to serve such term as set forth herein or until his successor has been duly elected and qualified;

2.

Ratify the appointment of De Meo, Young, McGrath, CPA, as our independent certified public accountants;

3.

Transact any other business that may properly be presented at the annual meeting or any adjournment thereof.

If you were a shareholder of record at the close of business on _________ __, 2008, you may vote at the annual meeting. A complete list of these shareholders will be open for the examination of any shareholder of record present at the annual meeting. The annual meeting may be adjourned or postponed from time to time without notice other than by announcement at the meeting.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED.

By order of the Board of Directors

Joseph Azzata
Chairman

MEDICAL CONNECTIONS HOLDINGS, INC.

2300 Glades Road Suite 202E

Boca Raton, Florida 33431

561-353-1110

——————————

PROXY STATEMENT

——————————

This proxy statement contains information related to the annual meeting of stockholders of MEDICAL CONNECTIONS HOLDINGS, INC., a Florida corporation, to be held on __________ at 10:00 a.m., local time, at ____________________. The Company's Annual and Amended Report on Form 10-KSB for the year ended December 31, 2007  together with the Company’s quarterly report for the period ended June 30, 2008  is being mailed together with this proxy statement.

In this proxy statement, “Medical Connections”, “Company”, “we”, “us” and “our” refer to MEDICAL CONNECTIONS HOLDINGS, INC.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why did you send me this proxy statement?

We sent you this proxy statement and the enclosed proxy card because the board of directors of MEDICAL CONNECTIONS is soliciting your proxy vote at the annual meeting of shareholders. This proxy statement summarizes information on the proposals to be considered at the annual meeting. However, you do not need to attend the annual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

Who is eligible to attend the annual meeting and vote?

We will be sending this proxy statement, the attached notice of annual meeting and the enclosed proxy card on or about ________ __, 2008 to all shareholders who owned our common stock at the close of business on ________ __, 2008, which date is also referred to as the “record date.”

How many votes do I have?

Shareholders who owned our common stock at the close of business on ________ __, 2008 are entitled to one vote for each share of common stock they held on that date in all matters properly brought before the annual meeting. On August 31, 2008, we had issued and outstanding 27,963,213 shares of our common stock, 110,865 shares of our Series A preferred Shares and one million shares of our Series B preferred shares.

What proposals will be addressed at the annual meeting?

We will address the following proposals at the annual meeting:

1.

Elect directors, each to serve such term as set forth herein or until his successor has been duly elected and qualified;

2.

Ratify the appointment of De Meo, Young, McGrath, CPA, as our independent certified public accountants;

3.

Transact any other business that may properly be presented at the annual meeting or any adjournment thereof.

Why would the annual meeting be postponed?

The annual meeting will be postponed if a quorum is not present on the date of the annual meeting. One half of the votes entitled to be cast on the matter by a voting group, represented in person or by proxy, constitutes a quorum of that voting group for the action on the matter. If a quorum is not present, the annual meeting may be postponed to a later date when a quorum is obtained.

For purposes of determining whether the shareholders have approved matters other than the election of directors, abstentions are treated as shares present or represented and voting, so abstaining has the same effect as a negative vote. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers are not counted or deemed to be present or represented for the purpose of determining whether shareholders have approved that matter, but they are counted as present for the purposes of determining the existence of a quorum at the annual meeting.

How do I vote in person?

If you plan to attend on the date of the annual meeting, or at a later date if it is postponed, and vote in person, we will give you a ballot when you arrive. However, if your shares are held in the name of your broker, bank or other nominee, you must bring a power of attorney executed by the broker, bank or other nominee that owns the shares of record for your benefit, authorizing you to vote the shares.

How do I vote by proxy?

Whether you plan to attend the annual meeting or not, we urge you to complete, sign and return the proxy. Returning the proxy card will not affect your right to attend the annual meeting and vote in person. If you properly fill in your proxy card and send it to us in time to vote, your “proxy” (one of the individuals named on your proxy card) will vote your shares as you have directed. If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by our board of directors as follows:

“For” the election of directors

“For” the appointment of De Meo, Young, McGrath, CPA

If any other matter is presented, your proxy will vote in accordance with his best judgment. At the time this proxy statement went to press, we knew of no matters that needed to be acted on at the annual meeting other than those discussed in this proxy statement.

May I revoke my proxy?

If you give a proxy, you may revoke it at any time before it is exercised. You may revoke your proxy in any one of three ways:

•

You may send in another proxy with a later date.

•

You may notify us in writing (by you or your attorney authorized in writing, or if the shareholder is a corporation, under its corporate seal, by an officer or attorney of the corporation) at our principal executive offices before the annual meeting, that you are revoking your proxy.

•

You may vote in person at the annual meeting.

Where are Medical Connections’ principal executive offices?

Our principal executive office is located at 2300 Glades Road, Suite 202E, Boca Raton, Florida 33431.  Our telephone number is (561) 353-1110.

What vote is required to approve each proposal?

Proposal 1: Election of directors

The affirmative vote of a plurality of the votes cast at the meeting is required for the election of directors. A properly executed proxy marked “Withhold authority” with respect to the election of one or more directors will not be voted with respect to the director or directors indicated, although it will be counted for purposes of determining  whether there is a quorum.

Proposal 2: Ratification of the independent accountants

Proposal 2 will be approved if the votes cast favoring Proposal 2 exceed the votes cast against it at the annual meeting at which a quorum is present and voting, in person or by proxy.

Are there any dissenters’ rights of appraisal?

Our board of directors has not proposed any action for which the laws of the State  or our articles of incorporation or bylaws provide a right of a shareholder to dissent and obtain payment for shares.

Who bears the cost of soliciting proxies?

We will bear the cost of soliciting proxies in the accompanying form and will reimburse brokerage firms and others for expenses involved in forwarding proxy materials to beneficial owners or soliciting their execution. We estimate that the costs associated with solicitations of the proxies requested by this proxy statement will be approximately $12,000.

How can I obtain additional information regarding Medical Connections?

We filed our 2007 annual report on Form 10-KSB with the Securities and Exchange Commission, also referred to herein as the “SEC,” on April 15, 2008 and our amended annual report on September 11, 2008. These reports, together with other corporate filings are available for your review on the Internet by visiting the SEC’s website located at www.sec.gov. We are also sending you copies of our most recent quarterly report for the period ended June 30, 2008 filed with the SEC on August 13, 2008. Copies of any reports, including exhibits, will be furnished to shareholders upon written request.  All written requests should be directed to: Joseph Azzata, MEDICALCONNECTIONS HOLDINGS, INC. 2300 Glades Road Suite 202E, Boca Raton, Florida 33431.

We are subject to the informational requirements of the Securities Exchange Act of 1934, also referred to herein as the “Exchange Act,” which requires that we file reports, proxy statements and other information with the SEC. The SEC maintains a website on the Internet that contains reports, proxy and information statements and other information regarding registrants, including MEDICAL CONNECTIONS, that file electronically with the SEC. The SEC’s website address is www.sec.gov. In addition, our Exchange Act filings may be inspected and copied at the public reference facilities of the SEC located at 100 F Street, N.E., Washington, D.C. 20549. Copies of the material may also be obtained upon request and payment of the appropriate fee from the Public Reference Section of the SEC located at 100 F Street, N.E., Washington, D.C. 20549.

INFORMATION ABOUT OUR VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

Our voting securities and determination of beneficial ownership

Our common stock and our Series B Preferred Stock constitute our voting securities. As of August 31, 2008, we had 27,963,213 shares of common stock issued and outstanding and 1,000,000 shares of our Series B preferred shares issued and outstanding.  Holders of our Series B preferred shares are entitled to ten (10) votes per share on all matters brought to a vote of the shareholders. Mr. Azzata and Mr. Nicolosi, our chief executive officer and president respectively each own 500,000 shares of our Series B preferred shares.  Both Mr. Azzata and Mr. Nicolosi have indicated that they intend to vote in favor of the recommended action,  in which case, the recommended Board action will be approved regardless of the number of votes cast against the measure by the holders of our common stock.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of August  31, 2008, on which date there were 27,963,213  shares outstanding, inclusive of any shares which could be exercised pursuant to any options or warrants owned by our officers or directors and each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information, each of our “named executive officers” and directors, and all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities, which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

Except as otherwise indicated in the notes to the following table, we believe that all shares are beneficially owned, and investment and voting power is held by the persons named as owners

Name	No. of Shares of Common Stock	Percent of Class
Joseph Azzata (1)(2)	3,289,500	11.7%
Anthony Nicolosi (1)(2)	3,289,500	11.7%
Luke Jansen	164,480	*
Brian Neill	—
Albert Biehl	50,000
Robert B. Taylor, Jr.	25,000
Jeffrey Rosenfeld	—

(All officers and directors as a group 7 persons)	6,818,480	24.4%

———————

*

Less than 1%

(1)

Does not include 500,000 shares of Series B preferred stock which entitles the holder thereof to ten votes for each share of Series B Preferred Stock held by the holder.

(2)

Does not include 110,865 shares of the Company’s Series A preferred shares.  Each Series A preferred share can be converted into 19 shares of common stock for a total of 2,106,435 additional shares of common stock.

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person's actual ownership or voting power with respect to the number of shares of common stock actually outstanding on August 31, 2008.  As of August 31, 2008 there were 27,963,213 shares of our common stock issued and outstanding.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of our Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock.

To our knowledge based solely on a review of the copies of such reports furnished to us and the reporting persons' representations to us that no other reports were required during the year ended December 31, 2007 and for the nine months ended June 30, 2008, our directors and officers complied with their respective filing requirements under Section 16(a) on a timely basis.

MATTERS RELATING TO OUR GOVERNANCE

The Board and its Committees

Our Board currently consists of six directors. They are Joseph Azzata, Anthony Nicolosi, Dr. Albert Biehl, Robert B. Taylor, Jr. and Jeffrey Rosenfeld.  The Board has determined that Dr. Biehl, Mr. Taylor and Mr. Rosenfeld are independent directors having satisfied the independence requirements pursuant to the non-employee director definition of rule 16b-3 promulgated under section 16 of the Securities Exchange Act of 1934, as amended.

Upon approval of the board members, we will establish an Audit Committee, a Compensation Committee, and Nominating Committee. A minimum of three Board members will serve on each committee.  We anticipate these various committees of our Board to begin separately no later than January 2009.

The Audit Committee oversees the accounting and financial reporting processes of the Company and audits of the financial statements of the Company. The audit committee will have the sole authority to retain and terminate the independent registered public accounting firm that examines our financial statements.

The primary purpose of the Compensation Committee is to review, on an annual basis or more frequently as it deems appropriate, the performance of our executive officers, review the amount and form of compensation payable to our executive officers and report to the Board on an annual basis, making recommendations regarding compensation of our executive officers. In addition, the Compensation Committee will administer any type of equity compensation plan we may establish.

The primary purpose of the Nominating Committee will be to identify and recommend individuals qualified for nomination to serve on our Board. Some of the criteria which we deem important to the nomination process include:

During each member’s tenure with our Board, each member of the Board attended no fewer than 75% of the total number of meetings of the Board. Although we do not have a formal policy regarding attendance by members of the Board at our annual meeting of stockholders, we encourage directors to attend and historically more than a majority have done so.

Code of Ethics

The Board has adopted a Code of Ethics that applies to all our directors and employees, including our principal executive officer and principal financial officer. A copy of the Code is currently available on our website at www.Medical Connections.com.

MATTERS RELATED TO OUR EXECUTIVE OFFICERS,

DIRECTORS AND COMPENSATION

Executive Officers and Directors

Our executive officers and directors are:

Name	Position	Held Since
Joseph Azzata	CEO/Director	2005
Anthony Nicolosi	President/Director	2005
Brian Neill	Chief Financial Officer	2008
Albert Biehl	Director	2008
Robert B. Taylor, Jr.	Director	2008
Jeffrey Rosenfeld	Director	2008
Luke Jansen	Vice President	2006

COMPENSATION DISCUSSION AND ANALYSIS

Overview of Compensation Program

Our compensation philosophy is based on our belief that our compensation programs should: be aligned with stockholder's interests and business objectives; reward performance; and be externally competitive and internally equitable. We seek to achieve three objectives, which serve as guidelines in making compensation decisions:

•

Providing a total compensation package which is competitive and therefore, enables us to attract and retain, high-caliber executive personnel;

•

Integrating compensation programs with our short-term and long-term strategic plan and business objectives; and

•

Encouraging achievement of business objectives and enhancement of stockholder value by providing executive management long-term incentive through equity ownership.

Once our Compensation Committee is established, future compensation for our executive officers and directors will be decided by this Committee. It is anticipated that Joseph Azzata will make recommendations to the Committee and the Committee will review these recommendations. The Committee will have the sole responsibility for determining the appropriate compensation for our chief executive officer.

Other Factors Considered in Establishing Compensation for Executive Officers

We are a medical staffing and placement firm.  For the six months ended June 30, 2008, we incurred losses from operation totaling in excess of $3.6 million.  As a result, the use of traditional performance standards, such as corporate profitability, is not believed to be appropriate in the evaluation of our performance or our individual executives. The compensation of our executive officers is based, in substantial part, on industry compensation practices, trends in the medical staffing industry as well as the achievement of our business and the individual executive officers' objectives. Such objectives are established and modified as necessary to reflect changes in market conditions and other factors. Individual performance is measured by reviewing whether these objectives have been achieved.

Annual Salary

We pay an annual salary to our employees and the executive officers as consideration for fulfillment of certain roles and responsibilities. Changes in annual salaries for executive officers are generally effective at the beginning of each year.

Determining Staffing Annual Salary

Increases to annual salary reflect a reward and recognition for successfully fulfilling the position's role and responsibilities, the incremental value of the experience, knowledge, expertise and skills the individual acquires and develops during employment with us and adjustments as appropriate based on external competitiveness and internal equity.

Equity-Based Compensation

We will grant equity-based compensation to employees, including the executive officers, to attract, motivate, engage and retain highly qualified and highly sought-after employees. We will grant stock options on a broad basis to encourage all employees to work with a long-term view. Stock options are inherently performance-based because they deliver value to the option holder only if the value of our stock increases. Thus, stock options are a potential reward for long-term value creation and serve as an incentive for employees who remain with us to contribute to the overall long-term success of the business.

Retirement Benefits

We currently do not offer any type of retirement savings plan for our executive officers, directors or employees..

Perquisites

None of our executive officers have perquisites in excess of $10,000 in annual value.

Severance Benefits

We currently do not offer any type of severance program for our executive officers or employees. As we expand our operations, and on the recommendation of our Compensation Committee, we may implement such a plan to preserve employee morale and productivity and encourage retention in the face of the disruptive impact of an actual or rumored workforce reduction or a change in control of our company.

COMPENSATION OF OUR OFFICERS AND DIRECTORS

We currently have not formulated a compensation package for our non-employee directors.  Any compensation package that we offer will vary depending upon the needs of both the Company and the directors. We may offer cash, common stock, and options as incentives to join our Board. We believe that equity based compensation provides more upside potential to our non-employee directors and ties their compensation to the success of the Company. On the other hand, we understand that some of our directors require a steady cash flow and will accommodate to the fullest extent possible. Once our compensation committee is established, it will be the responsibility of the compensation committee to establish guidelines for officer and director compensation.

The following tables present information about compensation of the Company’s “Officers and Director” for the six months ended June 30, 2008 and for the fiscal years ended December 31, 2007 and 2006.

Name and Position	Year	Salary ($)	Bonus ($) Award		Stock Dividend
Joseph Azzata CEO	(6 mos. ended) 2008	$162,500
	2007	222,000	$100,000
	2006	150,000	30,000	(3)
	2005	108,000	80,500	(2)

Anthony Nicolosi, Pres.	(6 mos. ended) 2008	162,500
	2007	222,000	100,000
	2006	150,000	30,000	(3)
	2005	108,000	80,500	(2)

Luke Jansen, VP	(6 mos. ended) 2008
	2007	138,000	20,000
	2006	138,000	—	(3)

Brian Neill (4)	(6 mos. ended) 2008	33,330	––
	2007	––	––
	2006	––	––

Albert Biehl (5)

Robert B. Taylor, Jr. (5)

Jeffrey Rosenfeld (5)

———————

(1)

Payments to Mr. Nicolosi include payments made to his management company, AJP Capital Corp.

(2)

Before our acquisition of Medical Connections, Inc., Joseph Azzata and Anthony Nicolosi, the founders of Medical Connections, Inc. received a salary of $108,000 per year. They were also paid a quarterly bonus of $25,000 during the first three quarters of the year and bonus of $5,500 for the fourth quarter of 2005.

(3)

During 2006 we declared a stock dividend of our Series A preferred Shares. As a result of this stock dividend, both Mr. Nicolosi and Mr. Azzata received 164,475 shares of our Series A Preferred Shares and Mr. Jansen received 8,224 shares of our Series A Preferred Shares.

(4)

Joined the Company, April 14, 2008

(5)

Appointed to the Board of Directors August 5, 2008. No compensation of any kind has been paid to date.

EMPLOYMENT AGREEMENTS

Commencing February 1, 2008 Joseph Azzata, our chief executive officer, entered into a two year employment agreement with the Company which provides for payment of $300,000 per year in consideration for his serving as our chief executive officer.  Mr. Azzata may also receive a bonus equal to 33% of his base salary as determined by the Board of Directors.

Commencing   February 1, 2008 Anthony Nicolosi, our president, entered into a two year employment contract with the Company which provides for annual compensation of $300,000 per year.  Mr. Nicolosi may also receive a bonus equal to 33% of his base salary as determined by the Board of Directors.

Mr. Neill joined our company in April 2008 and receives an annual cash compensation of $160,000.00.

Luke Jansen receives an annual salary of $220,000.

Option Grants

As of June 30, 2008 each of our officers and directors has been granted the following options:

Name	No. of Options	Grant Date	Exercise Price	Expiration Date
Joseph Azzata	—
Anthony Nicolosi	—
Brian Neill	200,000	7/1/08	$2.45	April 14, 2018
Albert Biehl	—
Robert B. Taylor, Jr.	—
Jeffrey Rosenfeld	—
Luke Jansen	—

Except as set forth above, none of our other directors have been granted any stock options.  However, the Company expects to do so in the future.

Option Exercises in Last Year and for the Six months ended June 30, 2008

There were no option exercises by the named executive officers in the year ended December 31, 2007 or for the six months ended June 30, 2008.

Warrant Grants

In connection with various financings that we have secured, we have outstanding warrants to purchase a total of 17,160,159 shares of our common stock.

No. of Warrants	Grant Date	Strike Price	Expiration Date
13,606,800	2007	$1.00	2009
3,553,359	2008	$1.50	2010

Stockholder Communications to the Board

The Board has provided a process for stockholders to communicate with our directors. Stockholders and other interested parties who wish to communicate with our directors may address their correspondence to the Board, to the non-employee directors or any other group of directors or committee of the Board or to a particular director, in care of our Chief Executive Officer at our address listed on the top of page one of this proxy statement.

Certain Relationships and Related Transactions

None.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Included in this proxy statement, annexes and associated documents are “forward-looking” statements, as well as historical information. Although we believe that the expectations reflected in these forward-looking statements are reasonable, we can give no assurance that the expectations reflected in these forward-looking statements will prove to be correct. Our actual results could differ materially from those anticipated in forward-looking statements as a result of certain factors. Forward-looking statements include those that use forward-looking terminology, such as the words “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “project,” “plan,” “will,” “shall,” “should,” and similar expressions, including when used in the negative. Although we believe that the expectations reflected in these forward-looking statements are reasonable and achievable, these statements involve risks and uncertainties and no assurance can be given that actual results will be consistent with these forward-looking statements. All forward-looking statements attributable to us are expressly qualified in their entirety by these and other factors.

PROPOSAL ONE

ELECTION OF DIRECTORS

At the annual meeting, six directors will be elected to serve a one year term or until the next annual shareholders meeting and until such director's successor shall have been elected and qualified.

Our Board has nominated Joseph Azzata, Anthony Nicolosi, Dr. Albert Biehl, Robert B. Taylor, Jr., and Jeffrey Rosenfeld.  All nominees are currently members of the Board.

Each nominee has expressed his willingness to serve as a director if elected, and we know of no reason why any nominee would be unable to serve. If a nominee becomes unavailable before the election, the proxies may be voted for one or more substitute nominees designated by the Board, or the Board may decide to reduce the number of directors.

Set forth below is certain information with respect to each nominee for director.

Joseph J. Azzata, (47) Chief Executive Officer/Director, with twenty-five years experience in service related businesses Mr. Azzata co-founded Medical Connections in 2002.  Mr. Azzata has served as CEO at Medical Connections since 2002 specializing in providing the highest quality recruiting and staffing services to healthcare providers nationwide.  Prior to 2002 Mr. Azzata co-founded a regional financial services firm which was later acquired by a larger industry player.

Anthony J.  Nicolosi, (37) President /Director.  With more than 12 years experience in investment banking and brokerage, Mr. Nicolosi co-founded Medical Connections in 2002. Mr. Nicolosi has served as President of Medical Connections since 2002 specializing in providing the highest quality recriuiting and staffing services to healthcare providers nationwide. Prior to 2002 Mr. Nicolosi served as president and CEO of Capital Market Partners, Inc. in Pompano Beach, Florida. Mr. Nicolosi also served as a Financial Executive with Citicorp Investment Services of Dania Beach, Florida.  Mr. Nicolosi attended Southern Connecticut University for two years and Florida Atlantic University for two years.

Dr. Albert G. Biehl, M.D.:  Dr Biehl currently serves as the Vice President of Medical Affairs at Bethesda Memorial Hospital located in Boynton Beach, Florida.  Prior thereto, from 1982 through 1999 he was a partner with Boca Surgical Associates located in Boca Raton, Florida.

Robert B. Taylor, Jr.:  From 1979 through 2006, Mr. Taylor held various positions at the Bethesda Memorial Hospital including that of Senior Vice President of Finance and Treasurer.  Currently, Mr. Taylor serves as a management consultant and analyst for the hospital.

Jeffrey Rosenfeld:  Mr. Rosenfeld has more than 15 years of business development and sales experience.  In January 2007, he joined CBIZ, an international accounting and consulting firm as its East Coast Market Leader and currently serves as its nationwide vice president of sales and marketing.  Prior to joining CBIZ, Mr. Rosenfeld held several different executive positions where he was involved with client acquisition, business development and strategic planning.  Mr. Rosenfeld earned a B.S. in finance from Boston University.

The Board unanimously recommends that you vote “FOR” the appointment of each of the named directors.

PROPOSAL TWO

RATIFICATION OF THE APPOINTMENT OF OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM

The Board has selected the firm of   De Meo, Young, McGrath, CPA, as our independent registered public accounting firm for the year ending December 31, 2007, subject to ratification by our stockholders at the annual meeting.  De Meo, Young, McGrath, CPA  was our independent registered public accounting firm the year ended December 31, 2007, the first year in which they served as our  independent registered public accounting firm since 2005.

Audit Fees. The aggregate audit fees billed for professional services rendered by De Meo, Young & McGrath, CPA, was $20,293.00 for the audit of our annual financial statements for the fiscal year ended December 31, 2007.  They were also paid a fee of $5,200.00 for the reviews of the financial statements included in our Forms 10-Q for the fiscal quarters ended March 31 and June 30, 2008.

Tax Fees.  No fees were billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning services.

All Other Fees.  Other than the services described above, there were no other services provided by our principal accountants for the periods indicated.

Representatives of De Meo, Young & McGrath, CPA, are not expected to be present in person at the annual meeting. However, they will be available to respond to questions via conference call.

The Board unanimously recommends that you vote “FOR” the ratification of the appointment of De Meo, Young & McGrath, as our independent registered public accounting firm for the years ending December 31, 2008.

OTHER MATTERS

The Board does not know of any other matter that may be brought before the annual meeting. However, if any such other matters are properly brought before the meeting, the proxies may use their own judgment to determine how to vote your shares.

MEDICAL CONNECTIONS HOLDINGS, INC. 2300 Glades Road Suite 202E Boca Raton, FL 33431 561-353-1110

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Medical Connections Holdings, Inc. at 2300 Glades Road, Suite 202E, Boca Raton, FL  33431.

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

MEDICAL CONNECTIONS HOLDINGS, INC.

The Board of Directors recommends a vote “FOR”

the Nominees listed below and “FOR” Proposal 2.

1. Vote on Directors Joseph Azzata Anthony Nicolosi Dr. Robert Biehl Robert B. Taylor, Jr. Jeffrey Rosenfeld	For All [ ]	Withhold All [ ]	For All Except [ ]

To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the names(s) of the nominee(s) for whom you withhold your vote on the line below.

____________________________________________

2. Vote on ratification of De Meo, Young & McGrath, CPA as our independent registered public accountants	For [ ]	Against [ ]	Abstain [ ]

Please sign exactly as name appears hereon. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

For address changes and/or comments, please check this box and write them on the back where indicated. [ ]

___________________________	__________	_________________________	__________
Signature [Please sign within box]	Date	Signature (Joint Owners)	Date

COMMON STOCK

MEDICAL CONNECTIONS HOLDINGS, INC.

346 Waverley Street

Ottawa, Ontario Canada K2POW5

ANNUAL MEETING OF STOCKHOLDERS - __________ __, 2008

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned, hereby appoints Joseph Azzata and Anthony Nicolosi or either of them acting separately, as attorneys in fact and proxies with full power of substitution to vote, as designated on the reverse side, all shares of Common Stock of MEDICAL CONNECTIONS HOLDINGS, INC. which the undersigned may be entitled to vote at the Annual Meeting of Stockholders to be held at _____________________________ on _________ __, 2008 at _________ and at any adjournments thereof, upon all matters which may properly come before said Annual Meeting.

(If no name is identified above, it shall be conclusively presumed that Joseph Azzata and Charles Reed, or either of them acting separately has been designated attorney in fact)

This proxy shall be voted in accordance with the instructions marked on the reverse side hereof. If no choice is marked, the above appointed proxies have discretionary authority with respect to the election of directors, Proposals 2, 3 and 4 and any other matter that may properly come before the Annual Meeting. The above-appointed proxies will exercise any discretionary authority to vote “FOR” the nominees for election as directors and “FOR” proposals 2, 3 and 4.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)